UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 26, 2016
(Date of earliest event reported)	May 25, 2016

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2016 annual meeting of shareholders on May 25, 2016. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at our 2017 annual meeting of shareholders as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	153,575,933	1,300,887	777,116	33,554,946
	Julie H. Edwards	153,609,880	1,341,433	702,623	33,554,946
	John W. Gibson	150,381,023	4,143,999	1,128,914	33,554,946
	Randall J. Larson	153,486,098	1,300,779	867,059	33,554,946
	Steven J. Malcolm	152,974,126	1,905,666	774,144	33,554,946
	Kevin S. McCarthy	147,013,343	7,842,885	797,708	33,554,946
	Jim W. Mogg	153,253,555	1,576,108	824,273	33,554,946
	Pattye L. Moore	152,238,478	2,661,612	753,846	33,554,946
	Gary D. Parker	152,231,556	2,566,937	855,443	33,554,946
	Eduardo A. Rodriguez	152,219,678	2,664,058	770,200	33,554,946
	Terry K. Spencer	153,101,095	1,836,501	716,340	33,554,946

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2016, was ratified by a majority of the votes cast as follows:

		Votes For 186,492,460	Votes Against 1,681,828	Abstain 1,034,594

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2016 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 148,428,284	Votes Against 5,533,669	Abstain 1,691,679	Broker Non-Votes 33,555,250

Item 7.01		Regulation FD Disclosure

On May 25, 2016, we released a summary of the remarks made by Terry K. Spencer, president and chief executive officer, at our annual meeting of shareholders on May 25, 2016, regarding our 2015 performance. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. dated May 25, 2016 - Summary of President and CEO Remarks.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 26, 2016	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated May 25, 2016 - Summary of President and CEO Remarks.

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